UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

First Solar, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

IMPORTANT FIRST SOLAR ANNUAL
STOCKHOLDERS’ MEETING
INFORMATION — YOUR VOTE COUNTS!

Stockholder Meeting Notice & Admission Ticket	C0123456789

Important Notice Regarding the Availability of Proxy Materials for the
First Solar, Inc. Annual Meeting of Stockholders to be Held on June 4, 2009
Pursuant to Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/FSLR to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 22, 2009 to facilitate timely delivery.

■	0 2 1 6 7 7	+
<STOCK#>                               011F5D

Stockholder Meeting Notice & Admission Ticket
First Solar, Inc.’s Annual Meeting of Stockholders will be held on June 4, 2009 at Desert Willow Conference Center, 4340 East Cotton Center Blvd., Phoenix, AZ 85040 at 10:00 a.m. Local Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends that you vote FOR the following proposals:
1.	Election of Directors.

2.	Ratification of appointment of PricewaterhouseCoopers LLP as First Solar, Inc.’s Independent Registered Public Accounting Firm for the fiscal year ending December 26, 2009.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the First Solar 2009 Annual Meeting are
available in the proxy statement, which can be viewed at
www.envisionreports.com/FSLR.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.
→	Internet – Go to www.envisionreports.com/FSLR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email – Send email to investorvote@computershare.com with “Proxy Materials FSLR” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 22, 2009.

011F5D

*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information Meeting Type: Annual Meeting FIRST SOLAR, INC. , For holders as of: April 14, 2009 Date: June 04, 2009 Time: 10:00 AM PDT B ~ Location: Desert Willow Conference Ctr . A 4340 E. Cotton Center Blvd. R Phoenix, AZ 85040 BROKER C LOGO J o HERE o You are receiving this communication because you hold E shares in the above named company . Re tur n Address L j ne 1 Retur n Addres s Line 2 This is not a ballot. You cannot use this notice to vote Re turn Address Line 3 5 1 I1E RCEDES WA Y these shares . This communication presents only an EDGEWOOD N Y 11 717 overview of the more complete proxy materials that are available to you on the Internet.You may view the proxy Investor Address L ne 1 I nvestor Address L ne 2 materials online at www.proxyvote.com or easily request a Investor Address L ne 3 paper copy (see reverse side) . Investor Address L ne 4 Investor Address L ne 5 We encourage you to access and review all of the John Sample important information contained in the proxy materials 1234 ANYWHERE STREET before voting . ANY CITY, ON A1A 1 A1 :~See~fhereVerSe’side ofthis notice to obtain ~~~~~~,.~.~~~rials and voting instructions. . III11111111111111111 IIII11111111111 11 1111111111111 III Broadridge Internal Use Onl y Job # Envel ope # Sequ ence # # of # Sequence #

- Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: I. Annual Report 2. Notice & Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials bye-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2009 to facilitate timely delivery. How To Vote — Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting,you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any , special requirements for meeting attendance. , Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors
   Nominees

01 Michael J. Ahearn	02 Craig Kennedy	03 James F. Nolan	04 J. Thomas Presby	05 Paul H. Stebbins
06 Michael Sweeney	07 Jose H. Villarreal			

The Board of Directors recommends you vote FOR the following proposal(s):

2 Ratification of appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the fiscal year ending December 26, 2009

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

BARCODE

→ 0000 0000 0000

Broadridge Internal Use Only
xxxxxxxxxx
xxxxxxxxxx
Cusip
Job #
Envelope #
Sequence #
of # Sequence

0000022880_3 R2.09.03.17

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE :1 co co N N o o o Broadridge Internal Use Only 8,—— —1 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence # # of # Sequence #